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                                  EXHIBIT 10.6

Schedule of Lease Supplements entered into in 1996 and substantially similar to
                                 Exhibit 10.5

1. Supplement No. 18 to Master Lease Agreement, dated March 30, 1996, covering Jameson Inn located in Waynesboro, Georgia.

2. Supplement No. 19 to Master Lease Agreement, dated April 1, 1996, covering Jameson Inn located in Eufaula, Alabama.

3. Supplement No. 20 to Master Lease Agreement, dated April 4, 1996, covering Jameson Inn located in Florence, Alabama.

4. Supplement No. 21 to Master Lease Agreement, dated July 3, 1996, covering Jameson Inn located in Decatur, Alabama.

5. Supplement No. 22 to Master Lease Agreement, dated August 15, 1996, covering Jameson Inn located in LaGrange, Georgia.

6. Supplement No. 23 to Master Lease Agreement, dated October 31, 1996, covering Jameson Inn located in Simpsonville, South Carolina.

7. Supplement No. 24 to Master Lease Agreement, dated November 4, 1996, covering Jameson Inn located in Conyers, Georgia.

8. Supplement No. 25 to Master Lease Agreement, dated December 18, 1996, covering Jameson Inn located in Greenville, Alabama.

9. Supplement No. 26 to Master Lease Agreement, dated December 23, 1996, covering Jameson Inn located in Seneca, South Carolina.

10. Supplement No. 27 to Master Lease Agreement, dated December 27, 1996, covering Jameson Inn located in Commerce, Georgia.

11. Supplement No. 28 to Master Lease Agreement, dated December 27, 1996, covering Jameson Inn located in Georgetown, South Carolina.